THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated as of August 24, 2006 (this “Agreement”), is among Goldman Sachs Mortgage Company (the “Assignor”), GS Mortgage Securities Corp. (the “Assignee”) and Avelo Mortgage, L.L.C. (the “Company” or the “Servicer”).

For and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Assignment, Assumption and Conveyance

The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Schedule I (the “Mortgage Loans”), (b) the Purchase Price and Terms Letter dated as of June 7, 2006 between GSMC and New Century Mortgage Corporation, the Master Loan Purchase Agreement dated as of October 28, 2004, among GSMC and Alliance Bancorp and the Master Loan Purchase Agreement dated as of June 15, 2005, among GSMC and DHI Mortgage Company, Ltd. (such Purchase Price and Terms Agreement and Master Loan Purchase Agreements, collectively, the “PPTL Assignments”) and (c) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement dated as of January 1, 2006 (the “Servicing Agreement”), by and between the Assignor (in such capacity, the “Owner”) and the Company. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Trust Agreement (as defined below).

From time to time certain other of the mortgage loans conveyed by the Assignor to the Assignee and serviced by other servicers, including the Mortgage Loans listed on the schedule attached hereto as Schedule II may subsequent to the Securitization Closing Date (as defined herein) be transferred to the Servicer for servicing under this Agreement, at which date the Assignee shall cause Schedule I hereto to be amended to include such mortgage loans which will then be considered “Mortgage Loans” under this Agreement.

The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under Section 6.02 (a) (relating to the Owner’s right to terminate the Company) of the Servicing Agreement and Section 4.04 (relating to the Owner’s right to receive information from the Servicer) of the Servicing Agreement or (iv) any rights of the Assignor under the Notice Letter dated August 24, 2006 (the “Notice Letter”), between the Owner and the Company, which rights shall survive the execution and delivery of this Agreement.

The Assignee hereby assumes all of the Assignor’s rights and obligations under the Mortgage Loans, the PPTL Assignments and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iv) of the preceding paragraph.

The parties hereto agree that (i) notwithstanding anything to the contrary contained in the Notice Letter, with respect to the Mortgage Loans being serviced under the Servicing Agreement, the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule and (ii) notwithstanding anything to the contrary in the Servicing Agreement, in the event the Servicer is obligated to make an advance pursuant to the Servicing Agreement, the aggregate payment due shall be the minimum monthly payment due under the mortgage note, net of servicing fees.

2. Recognition of the Company

From and after the date hereof (the “Securitization Closing Date”), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans (absent the servicing rights related thereto) and assign its rights under the PPTL Assignments and the Servicing Agreement (solely to the extent set forth herein) and this Agreement to Deutsche Bank National Trust Company, as trustee (including its successors in interest and any successor trustees under the Trust Agreement, the “Trustee”), of the GSR Mortgage Loan Trust 2006-OA1 (the “Trust”) created pursuant to a Master Servicing and Trust Agreement dated as of August 1, 2006 (the “Trust Agreement”), among GS Mortgage Securities Corp., as Depositor, the Trustee, Deutsche Bank National Trust Company, as a custodian, and Wells Fargo Bank, N.A., as securities administrator (in such capacity, the “Securities Administrator”) and master servicer (in such capacity, the “Master Servicer”). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trustee will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Company shall look solely to the Trustee for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trustee (and the Servicer acting on the Trustee’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the applicable purchase agreement, PPTL Assignment and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in the applicable purchase agreement, and shall be entitled to enforce any and all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article IX of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trustee (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Servicer acting on the Trustee’s behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code). Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement, which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company’s performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

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From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Trustee in its books and records, shall recognize the Trustee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Trustee pursuant to the Servicing Agreement.

The Servicer represents and warrants that (a) the copy of the Servicing Agreement, attached hereto as Exhibit 1, provided to the Assignee is a true, complete and accurate copy of the Servicing Agreement, (b) the Servicing Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect except as provided herein, nor have any notices of termination been given thereunder, and (d) the Servicer is servicing each Mortgage Loan pursuant to the terms of the Servicing Agreement.

The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights as are assigned by Assignor to the Assignee under this Agreement, and as will be further assigned by the Assignee to the Trustee, on behalf of the Trust. Such rights that the Master Servicer may enforce will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

WELLS FARGO BANK, NA
ABA# 121000248
FOR CREDIT TO: SAS CLEARING
ACCT: 3970771416
REFERENCE: GSR 2006-OA1 Acct # 50940200

Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in the format of Exhibit 2 or another mutually agreed-upon format, (b) default loan data in the format set forth in Exhibit 3 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer and (c) information regarding the realized losses and gains in the format set forth in Exhibit 4 and Exhibit 5 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, upload to an internet website, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

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3. Representations and Warranties of the Company

The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trustee as of the date hereof that:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

(d) The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trustee with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

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(e) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement, and the Company is solvent;

(f) As to each Mortgage Loan to be serviced as of the Securitization Closing Date, the Company has serviced the Mortgage Loans in accordance with the Servicing Agreement and has provided accurate “paid through” data (assuming the correctness of all “paid through” data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans) with respect to the Mortgage Loans to the Assignor;

(g) As to each Mortgage Loan to be serviced as of the Securitization Closing Date, except as reflected in the “paid through” data delivered to the Assignor (assuming the correctness of all “paid through” data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note as of the Securitization Closing Date; and

(h) As to each Mortgage Loan to be serviced as of the Securitization Closing Date, to the Company’s knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

4. Representations and Warranties of the Assignor

The Assignor warrants and represents to the Assignee and the Trustee as of date hereof, unless otherwise stated below that:

(a) The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority to enter into and perform its obligations under the Agreements and this Agreement.

(b) This Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

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(c) The execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d) The execution and delivery of this Agreement have been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Agreement.

(f) The Assignor is the sole owner of record and holder of the Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loan.

(g) The Assignor has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor.

(h) As of August 24, 2006, with respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loan, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, and the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

195634 GSR 2006-OA1
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(i) No Transferred Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary. In addition, no Transferred Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home,” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

5. Remedies for Breach of Representations and Warranties of the Assignor

The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in Section 4 hereof that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trustee therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section 2.03 of the Standard Terms to the Trust Agreement with respect to the Assignee’s obligations to provide certain representations and warranties for the Mortgage Loans.

6. Amendment to Servicing Agreement. In connection with the transfer of the Mortgage Loans hereunder, the Servicer agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to the Servicing Agreement, provided that, solely with respect to the Mortgage Loans transferred hereunder, Exhibit 7 (“Servicing Criteria to be Addressed in Assessment of Compliance”) shall be replaced with Exhibit 6 hereto. For the avoidance of doubt, the Servicing Agreement is not hereby amended with respect to any other mortgage loans sold thereunder and shall remain in full force and effect in accordance with its terms with respect to such other mortgage loans.

7.  Miscellaneous

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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(b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

(c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trustee (including the Master Servicer acting on the Trustee’s behalf). Any entity into which the Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

(d) Each of this Agreement, the PPTL Assignments and the Servicing Agreement shall survive the conveyance of the Mortgage Loans to the Trustee and the assignment of the applicable purchase agreement, PPTL Assignment and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by the Assignee to the Trustee and nothing contained herein shall supersede or amend the terms of the applicable purchase agreement, PPTL Assignment and the Servicing Agreement.

(e) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

(f) In the event that any provision of this Agreement conflicts with any provision of the applicable purchase agreement, PPTL Assignment or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

(g) Capitalized terms used in this Agreement (including the schedules hereto) but not defined in this Agreement shall have the meanings given to such terms in the applicable purchase agreement, the Servicing Agreement or the Trust Agreement, as applicable.

8. Third Party Beneficiary

The Master Servicer shall be considered a Third-Party Beneficiary to this Agreement entitled to all rights and benefits hereof as if it were a direct party to this Agreement.

[SIGNATURE PAGE FOLLOWS]

195634 GSR 2006-OA1
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

GS MORTGAGE SECURITIES CORP.

By:_______________________________
Name:__________________________
Title:___________________________

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	GOLDMAN SACHS REAL ESTATE FUNDING CORP., a New York corporation, as General Partner

By:_______________________________
Name:__________________________
Title:___________________________

AVELO MORTGAGE, L.L.C.

By:_______________________________
Name:__________________________
Title:___________________________

SCHEDULE I

Mortgage Loan Schedule

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SCHEDULE II

Mortgage Loans to be Transferred for Servicing
to Avelo on or about September 1, 2006

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EXHIBIT 1

Servicing Agreement

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EXHIBIT 2

Standard File Layout - Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

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SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

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PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

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EXHIBIT 3

Standard File Layout - Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off
•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD-	Loan Modification
•	PRE-	Pre-Sale
•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:
•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

EXHIBIT 4

Calculation of Realized Loss/Gain Form 332- Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.
Liquidation and Acquisition Expenses:

1.
The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:

* For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history

(to calculate advances from last positive escrow balance forward)

* Other expenses -  copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

Credits:

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

14-21.	Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

EXHIBIT 5

Calculation of Realized Loss/Gain Form 332

WELLS FARGO BANK, N.A.
CALCULATION OF REALIZED LOSS/GAIN

Prepared by: __________________   Date: _______________

Phone: ______________________     Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type: REO Sale   3rd Party Sale  Short Sale Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown  Yes      No
If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation anda Acquisition Expenses:
(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)
(12)	Other (itemize)	________________	(12)
	Cash for Keys__________________________	________________	(12)
	HOA/Condo Fees_______________________	________________	(12)
	______________________________________	________________	(12)

	Total Expenses	$ _______________	(13)

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

Credits:
(14)	Escrow Balance	$ _______________	(14)
(15)	HIP Refund	________________	(15)
(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	________________	(18a)
HUD Part A
		________________	(18b)
HUD Part B
(19)	Pool Insurance Proceeds	________________	(19)
(20)	Proceeds from Sale of Acquired Property	________________	(20)
(21)	Other (itemize)	________________	(21)
	_________________________________________	________________	(21)

	Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)		$________________	(23)

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

EXHIBIT 6

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by Avelo Mortgage, L.L.C., [Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Avelo Mortgage, L.L.C.

Date: _________________________

By: ________________________________
Name:
Title:

195634 GSR 2006-OA1
Avelo AAR (Seller to Depositor)